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              INTERNET VOTING INSTRUCTION CARD
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               PUTNAM VT GLOBAL GROWTH FUND OF
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THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED
BELOW.


PROPOSAL 1.    Proposal to approve a new management contract
      increasing the fees payable to Putnam Investment
      Management, Inc.                       0 FOR  0 AGAINST   0 ABSTAIN

PROPOSAL 2.    Proposal to approve an amendment to the fund's
      fundamental investment restriction with respect
      to borrowing.                          0 FOR     0 AGAINST   0ABSTAIN

PROPOSAL 3.    Proposal to approve an amendment to the fund's
      fundamental investment restriction with respect
      to making loans.                       0 FOR     0 AGAINST   0ABSTAIN

If you have questions on any of the proposals, please call 1-800-521-0538.

IF YOU SUBMIT YOUR VOTING INSTRUCTIONS WITHOUT DIRECTING
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THANK YOU!  YOUR VOTE HAS BEEN SUBMITTED.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED BELOW.


PROPOSAL 1.    Proposal to approve a new management contract
      increasing the fees payable to Putnam Investment
      Management, Inc.                       (Voting instruction listed here)

PROPOSAL 2.    Proposal to approve an amendment to the fund's
      fundamental investment restriction with respect
      to borrowing.                          (Voting instruction listed here)

PROPOSAL 3.    Proposal to approve an amendment to the fund's
      fundamental investment restriction with respect
      to making loans.                       (Voting instruction listed here)


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To:       Internet address
Subject:  Confirmation of Internet Proxy Vote

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Your vote has been submitted to (Name of Insurance Company)
          for Putnam VT Global Growth Fund of
Putnam Variable Trust as follows:

Proposal 1.    Proposal to approve a new management contract
          increasing the fees payable to Putnam Investment
          Management, Inc. . . . . . . . . .(Voting Results
          Entered Here)

Proposal 2.    Proposal to approve an amendment to the
          fund's fundamental investment restriction with
          respect to borrowing. . . . . . . . . . . . . . .
          . . . . . . . (Voting Results Entered Here)

Proposal 3.    Proposal to approve an amendment to the
          fund's fundamental investment restriction with
          respect to making loans.. . . . . . . . . . . . .
          . . . . . . (Voting Results Entered Here)

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